UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Absolute Return Fund
(Class I Shares: PSQIX)
(Class A Shares: PSQAX)

ANNUAL REPORT
April 30, 2016

Palmer Square Absolute Return Fund
A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	11
Schedule of Investments	13
Statement of Assets and Liabilities	24
Statement of Operations	26
Statements of Changes in Net Assets	27
Statement of Cash Flows	28
Financial Highlights	29
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	46
Supplemental Information	47
Expense Example	50

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Absolute Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Absolute Return Fund (multi-strategy credit)

April 2016

Palmer Square Absolute Return Fund – An Alternative to Traditional Fixed Income Opportunities/Core Alternative Credit Allocation

Palmer Square Absolute Return Fund (PSQIX/PSQAX or the “Fund”) is a multi-strategy credit fund which provides exposure to credit strategies designed to benefit in a rising interest rate or slow growth environment. As traditional fixed income strategies have been facing headwinds, some have been utilizing the product either as a substitute for fixed income exposure or as a low volatility, low beta credit alternative. The Fund has exhibited low correlation and beta historically relative to traditional equity and fixed income benchmarks.

Market Review

In this period of heightened volatility, we believe it is incredibly important in our job as advisors to help clients see the complete market picture and generate returns through a long-term, patient viewpoint. In this letter, we will not only highlight strong March and April 2016 performance and underscore the size of this opportunity, but also attempt to explain downward price volatility which negatively affected January and February performance.

The last four months of 2015 and first four months of 2016 were a roller coaster for the credit markets. While high yield ended up around 5.5% for YTD-April, it was actually down 5.7% for the year by mid-February. In only two months, investors have already witnessed a strong recovery in high yield bonds and bank loans (and Collateralized Loan Obligations (“CLOs”) to a lesser extent). In fact, as shown below in Exhibit 1, both high yield and bank loans have fully recovered from the severe downward price volatility in January and February. At Palmer Square, we have seen this degree of improvement in pricing in our bank loan/high yield bond investments.

Exhibit 1 - Spread and Price Comparison

Spreads (bps)	12/31/15	2/29/16	3/31/16	4/30/16	Prices	12/31/15	2/29/16	3/31/16	4/30/16
HY BB	494	504	440	411	HY BB	$95.99	$97.11	$100.39	$102.34
HY B	773	851	721	643	HY B	$89.29	$88.51	$92.43	$96.21
HY CCC	1692	1877	1695	1533	HY CCC	$67.16	$61.69	$67.31	$72.39
HYG	602	651	593	517	HYG	$91.18	$90.66	$93.44	$97.07
CS LEV LOAN	597	626	592	569	CS LEV LOAN	$91.39	$89.82	$91.35	$92.87
BKLN	620	676	633	618	BKLN	$88.73	$88.46	$89.67	$91.07
CLO BBB	550	710	637	541	CLO BBB	$90.34	$82.31	$86.06	$91.00
CLO BB	915	1196	1016	910	CLO BB	$79.81	$67.88	$75.23	$80.19
CLO B	1177	1646	1503	1373	CLO B	$71.64	$55.35	$60.09	$64.45

Source: JPMorgan, Bloomberg. Note: HY denotes high yield, HYG denotes High Yield Corp Bond, BKLN denotes PowerShares, CLO denotes JPMorgan CLOIE Index.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Performance Analysis (as of 4/30/2016)

The Fund finished the first four months of 2016 down -6.05% (net of fees). The rebound in March and April performance where the Fund was up +6.89% (net of fees) was not enough to offset the January and February losses. While we are disappointed with that performance and how negative market technical factors hurt the Fund’s performance (which we will discuss later in this letter), we draw comfort from the fact that the yields are incredibly strong both on a relative and absolute basis, the portfolio has gotten shorter as bonds have seasoned, portfolio diversification has been enhanced and we continue to believe in our overall investment thesis surrounding relative value. Under the Portfolio Attribution section below, we will walk through our largest existing allocations as well as some new opportunities that we have been selectively pursuing.

The Fund now has a current yield of 6.1% and a yield to maturity of 8.2%. The portfolio is now at a weighted average life to call of 3.4 years and we continue to allow that spread duration to shorten. 30-day SEC Yield (net of fees) 13.6%; 30-day SEC Yield (gross of fees) 12.8%.

Fund Performance Net of Fees	April	3 Months	YTD 2016	1 Year	2 Year	3 Year	Since Inception Annualized
PSQIX	4.80%	-0.98%	-5.94%	-14.39%	-6.76%	-3.01%	-2.06%
PSQAX	4.69%	-1.11%	-6.07%	-14.70%	-7.04%	-3.28%	-2.32%
Maximum Sales Load (A Share)	-1.35%	-6.84%	-11.45%	-19.59%	-9.77%	-5.17%	-3.48%
HFRX Absolute Return Index	0.07%	-0.57%	-0.51%	0.53%	1.03%	1.94%	0.88%
Barclays Aggregate Bond Index	0.38%	2.02%	3.43%	2.72%	3.59%	2.29%	3.43%

All data is measured from 5/17/2011, the inception of Palmer Square Absolute Return Fund. Please see disclosure.

As of the current prospectus Class A shares – Annual Expense Ratio: Gross 2.17%/Net 2.29%; Maximum Sales Load 5.75%, Class I shares – Annual Expense Ratio: Gross 1.92%/Net 2.04%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.64% and 1.39% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively. This agreement is effective until August 31, 2016, and it may be terminated before that date only by Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. Returns over one year are annualized. To obtain additional information and/or performance information current to the most recent month-end please call 866-933-9033.

Performance Attribution

With regard to performance attribution, opportunistic credit (which today is comprised primarily of CLO debt given our view of its relative value) produced the negative Fund attribution. Please see the table below as well as the following commentary for details.

Gross Portfolio Attribution	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	April
Opportunistic Credit	1.63%	1.48%	-1.18%	-3.45%	-7.88%	2.70%
Long/Short Credit	-0.18%	0.04%	-1.99%	-1.76%	0.98%	1.58%
Short Duration Structured Credit	0.01%	0.02%	0.03%	0.00%	-0.23%	0.00%
Catalyst Driven	0.04%	-0.05%	0.01%	-	-0.23%	0.00%
TOTAL	1.55%	1.49%	-3.13%	-5.21%	-7.13%	4.28%

Such data is an estimate and provided for illustration purposes only, and may not include cash, certain positions and/or hedges and may not sum to 100%. Gross Portfolio Attribution is net of custodial and prime brokerage fees.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

CLO Allocation

As far as CLOs, we believe we have only seen the beginnings of the price rally witnessed elsewhere (as shown in Exhibit 1). CLOs typically lag bank loans and high yield bonds as fund flows move slower given the CLO market is more institutionally-driven (i.e., no ETF and less mutual fund activity). In addition, the high yield and bank loan space has a more established buyer base which is able to act more quickly when opportunities arise. We believe CLOs could follow the significant price rally seen in bank loans and high yield. The rally in CLO’s in March can be illustrated in the chart directly below, which shows the weighted average prices of the various CLO debt tranches in the Palmer Square Absolute Return Fund since the end of June 2015. We believe that not only does the chart reflect the potential for further price appreciation in general, but especially the CLO debt allocation; an area of the Fund that has increased exposure methodically over the first quarter.

As evidence, it is interesting to note that at these valuation levels, CLOs are already implying that the next default cycle will be worse than the early 2000s default cycle and the 2008 default cycle coming out of the financial crisis.

To further provide an idea as to the attractive entry point this type of sell-off provides, we include an exhibit below which depicts the BB spreads from 2012-2015. Historically, there have been strong returns after a large sell-off. When spreads have widened historically to “cheap” levels, spreads have subsequently returned to tighter levels generating significant returns. Obviously, there is no guarantee in prospective performance ever; however, it is an interesting analysis to extrapolate what might lie next (please see the dotted line).

•	If BB spreads return to their average levels from 2012-2015 (i.e., L+709), BB investors could see a 33.42% return over a 1-year time frame

•	If BB spreads return to their tightest levels from 2012-2015 (i.e., L+561), BB investors could see a 43.73% return over a 1-year time frame

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

BB Spread 2012-2015*

Has The Technical Picture Improved?

The technical picture for credit definitely improved in March: 1) investors were less concerned about oil and gas exposure (e.g., in CLOs they have realized CLOs have fairly minimal exposure of 3-5% to that sector); 2) market liquidity has been very strong; and 3) redemption-based selling has slowed.

In March and April, we also saw an increased demand as valuations remain at extreme levels and investors have taken notice. In late February, we attended ABS West, the flagship Asset Backed Securities conference that occurs annually. There were over 7,000 participants this year! CLOs were the main topic of discussion. In particular, we met with and were interviewed by a significant amount of new investors focused on BB-rated and BBB-rated CLOs. Many of those investors told us they haven’t allocated to CLOs yet solely on the basis that they were nervous to initiate material allocations while prices have continued to cheapen (this fear should be less of a concern given the recent market activity). They also expressed their desire to be able to buy in size and are looking at various ways to accomplish this objective. In our opinion (which is shared by many market experts), new and additional capital is circling this space and pricing could rise quickly.

We believe that for the patient investor who doesn’t crystallize losses now by selling at historically low levels, outsized returns are available.

January/February – Downward Price Volatility in CLO Payments Drove Mark-to-Market Losses

While March and April witnessed the beginning of a recovery, January and February were two of the worst 2.0 months on record as far as downward price volatility for BBB-rated and BB-rated CLO debt and CLO equity. For example, in February performance on a mark-to-market basis fell significantly. CLO BBB-rated bonds fell by about 5.7% in price, while BB-rated bonds fell by about 7.3% in price. Given that bank loan prices softened again in February (note: the bank loan space has had 30+ weeks of outflows and was trading at a 53-month low), CLO equity prices also were marked down significantly.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

As we discussed in early/mid-February in our CIO Letter, we believe nothing fundamental has changed in our thesis. Even with our rigorous stress testing, we continue to see nothing that would cause us to be concerned about the rated debt receiving full interest and 100% of principal. As opposed to a fundamentally-driven sell-off, what we witnessed in January and February was a technically-driven sell-off. More specifically, we saw a confluence of events which drove down pricing: 1) worries about the commodity picture causing credit deterioration; 2) less market liquidity; and 3) redemption-based selling from credit and mortgage players which suffered significant investor outflows. In some cases (similar to other investment arenas at various times recently), the CLO space experienced a “baby with the bathwater” type moment in January and February, as some selling appeared forced and irrational. As discussed above, we believe this technical picture in March and April has improved.

Long/Short Credit Allocation

The long/short credit sleeve of the Fund contributed 38 basis points over the first four months. In March and April, the strategy added 192 basis points. Given the headwinds in credit markets in the first six weeks of the quarter, the rebound in March and April was enough to offset the losses from January and February. We believe we are well positioned on both the long and short side of the portfolio to take advantage of numerous investable themes including credit versus equity, lower rated credit versus higher rated credit, and finally the many opportunities we see in various industries as well as company specific situations.

Performance Attribution within the Long/Short Credit Allocation

By sub-strategies within the long/short credit allocation, there were a few strategies that proved noteworthy over the first four months of the year. The outright long sub-strategy contributed 67 basis points through April, driven mainly from a rebound in risk assets from the lows of February. The capital structure sub-strategy contributed 14 basis over the first four months, which can be attributed to a few positions where we owned the bonds, but also had downside protection on put options on the underlying equities, and/or were short a different bond issue providing substantial asymmetry. The event sub-strategy was the third highest, and contributed 6 basis points over the four months.

By industry, consumer discretionary contributed 0.33%, the most substantial return, and was positive on both the long and short side over the first four months. The next largest contributor was the materials sector, which returned 21 basis points, driven mostly by the long positions in that industry. The third largest contributor to the Fund over the first four months was from the information technology allocation, which contributed 14 basis points to the fund.  The principal detractor to performance through April, outside of the structured credit allocation, was the financials sector which delivered -48 basis points to the Fund. The next largest detractor to performance was the industrials sector which delivered -10 basis points to the Fund through April. As sectors within credit sold off throughout the quarter, even besides those that were commodity related, we found companies in numerous other industries whose securities offered tremendous relative value and offered diversity benefits to the Fund.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Currently, we believe high yield offers better relative value to equities primarily due to three key items: high yield has historically had less volatility, the cash flows are more predictable than the earnings of the S&P 500 and the yield on a high yield bond doesn’t have the earnings quality issues that the S&P 500 has. For these reasons, despite compressing some in the quarter, we believe that high yield continues to offer superior risk/reward than equities at these levels and we continue to express that view through the portfolio with both single names as well as indices.

Another theme we’ve discussed in prior letters is the dislocation that lower rated credits have experienced. This remains the case today with the CCC/B-rated spread at its highest level since the end of the 2008 financial crisis.

We expect this spread to narrow over time. Given that the fears of a U.S. recession appeared to recede during the first four months of 2016, and the higher level of sensitivity of CCC-rated securities to the economic environment, we feel it’s particularly surprising that this spread did not compress more. We believe this disconnect represents a near term opportunity for the Fund on both the long (going long the dislocated lower rated securities) and the short (going short higher rated securities) side.

The technical backdrop for high yield credit was favorable exiting Q1 2016 with cash balances and supply and demand being very favorable in the Q1 as shown by the three charts below. The first chart shows that high yield mutual fund cash as a percent of assets is at the highs of the last few years:

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

The second shows that issuance, while picking up, is still well below the prior two years:

Lastly, high yield fund flows turned dramatically positive with March 2016 inflows being the 6th largest on record, combined with a large inflow in February more than offsetting the January outflow:

Some market observers believe that, since we are early in the default cycle, it is not a good time to invest in these stressed securities. However, the rise in defaults doesn’t mean that a rally in these securities can’t occur prior to the cresting of the default cycle. Today’s credit market in many respects resembles that of the early 2000s. In both cases, a certain sector (telecom in the early 2000s and now energy/commodity) had serious fundamental issues that resulted in a very high percentage of issuers defaulting in those respective industries. What happened in the early 2000s though is that non-telecom paper started to stabilize and then rally around 20 months prior to both the bottom in the telecom bond prices and the peak of the default cycle as you can see from the charts below:

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

As you can see from the chart above, the default rate ex-media/telecom remained relatively muted throughout the default cycle seen in media and telecom. Additionally, credit quality metrics in many respects were better than they were in the early 2000s (and 2007) as shown below:

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

We believe a similar outcome could occur in today’s cycle where, excluding the troubled industries (energy/commodity), prices bottom well before a bottom occurs in the prices of energy/commodity bonds and well before defaults reach a peak. Additionally, we believe defaults outside of these industries will continue to remain relatively low and certainly lower than the rates implied by the stressed security universe in aggregate.

Why the Palmer Square Absolute Return Fund as an Option?

Over the course of the first quarter, the Fund exited the senior CLO tranches to further take advantages of opportunities in lower mezzanine CLO debt and CLO equity as well as long/short and event driven credit. We believe traditional fixed income managers face considerable headwinds as they seek to generate meaningful risk-adjusted returns for their clients. Through the Fund, we believe we offer clients an alternative to traditional fixed income without the exposure to interest rates present in traditional fixed income. Both the ability to short paper in given capital structures and our healthy allocation to structured credit products, being floating rate in nature, greatly minimize our exposure to interest rate movements. Additionally, most fixed income, and most equity investment opportunities typically have significant beta to the market. We believe the Fund, with a balanced approach of alpha driven longs and shorts, as well as structured credit (primarily mezzanine CLO debt), offers an excellent risk/reward framework.

Given the environment and opportunity, we are pleased with the Fund’s positioning and look forward to continuing to report to our investors. Thank you for your continued investment. Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure

This report is limited to the dissemination of general information pertaining to Palmer Square Capital Management’s services and general economic market conditions. The information contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

Past performance does not guarantee future results. Absolute return funds are not designed to outperform stocks and bonds in strong markets. Techniques used are intended to reduce risk and volatility, seeking to provide protection in a down market. Asset allocation decisions may not always be correct and may adversely affect Fund performance. No assurance can be given that the investment objectives of the Fund will be achieved and investment results may vary substantially on a quarterly, annual and/or other periodic basis. Individual investor returns may vary from those reported herein due to factors such as, but not limited to, different contribution dates and fee schedules.

Derivatives can be highly volatile and may have the potential for unlimited loss. The use of leverage may magnify losses. A security which was liquid when purchased may subsequently become illiquid. Credit default swaps and related instruments are derivatives used for hedging against a credit default and may involve greater risks than if the Fund invested in the referenced obligation directly. Short sales may be considered speculative and it may be difficult to purchase securities to meet delivery obligations. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment. Event-driven strategies are speculative, which may result in a new less valuable security (or derivative) and are subject to the risk of complete loss of value. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small, mid and large cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk.

The allocations shown are for illustration purposes only and are subject to change without notice. Palmer Square does not guarantee continued execution as it pertains to those allocations. Both strategy and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square, as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. It should be noted that data on strategy allocation and exposures are estimates and provided for illustrative purposes only. Please note that allocations may not sum to 100 percent.

The Fund may have a high portfolio turnover which could result in greater transaction costs, lower Fund performance and higher tax liability for shareholders. It may be more expensive to invest in an ETF or mutual fund rather than owning the portfolio securities of these investment vehicles directly and may involve duplication of advisory fees and certain other expenses. Diversification does not ensure increased returns or decreased risk.

The securities issued under the CLO transactions have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This overview shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

30-Day SEC Yield represents net investment income earned by the Fund over the 30-day period, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. Weighted Average Life - The average number of years for which each dollar of unpaid principal on a loan or remains outstanding. Beta describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be ‘the equity market’ and it has a beta of 1.0.

The HFRX Absolute Return Index measures the comprehensive overall returns of hedge funds. Since hedge funds explore unique investment strategies and seek to obtain absolute returns rather than focus on beating the benchmark, the index is representative of all hedge fund strategies. The Barclays Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The S&P 500 Index is a market‐value weighted index provided by Standard & Poor’s comprised of 500 stocks chosen for market size and industry group representation. Individuals cannot invest directly in any index.

Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher (lower) of the two ratings. Credit ratings listed are subject to change.

The views expressed are those of the author at the time created. They do not necessarily reflect the views of other persons in the Palmer Square organization. These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio. Additionally, please note that certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information.

The Palmer Square Absolute Return Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, please contact Palmer Square or refer to the Investment Adviser Public Disclosure website (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square Absolute Return Fund
FUND PERFORMANCE at April 30, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the HFRX Absolute Return Index. The performance graph above is shown for the Fund’s Class I Shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2016	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge Class I1	-14.39%	-3.01%	-2.06%	05/17/11
Class A2	-14.70%	-3.28%	-2.32%	05/17/11
After deducting maximum sales charge Class A2	-19.59%	-5.17%	-3.48%	05/17/11
HFRX Absolute Return Index	0.53%	1.94%	0.88%	05/17/11

[1]	Class I shares do not have any initial or contingent deferred sales charge.
[2]	Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (866) 933-9033.

Palmer Square Absolute Return Fund
FUND PERFORMANCE at April 30, 2016 (Unaudited) - Continued

Gross Expense ratio for Class I shares was 1.92% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 2.04%. For Class A shares, Gross Expense ratio was 2.17% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 2.29%. These were the amounts stated in the current prospectus dated September 1, 2015. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.39% and 1.64% of the average daily net assets of the Fund’s Class I shares and Class A shares, respectively. This agreement is effective until August 31, 2016 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2016

Principal Amount		Value

	BANK LOANS – 7.3%
$515,000	AssuredPartners, Inc. 10.000%, 10/20/2023[1,2]	$499,550
435,000	Asurion LLC 8.500%, 3/3/2021[1,2]	419,775
450,000	Duff & Phelps Corp. 9.500%, 8/19/2021[1,2]	434,250
45,000	Fairmount Santrol, Inc. 4.500%, 3/15/2017[1]	35,213
146,970	Murray Energy Corp. 7.000%, 4/14/2017[1,2]	115,647
197,442	Pacific Drilling S.A. 4.500%, 6/3/2018[1,2,3]	58,616
115,000	Peabody Energy Corp. 4.250%, 9/24/2020[1,2,4]	50,744
450,000	Renaissance Learning, Inc. 8.000%, 4/11/2022[1,2]	421,875
6,600,000	Samson Investment Co. 5.000%, 9/25/2018[1,2,4]	115,500
305,000	Walter Investment Management Corp. 4.750%, 12/18/2020[1,2]	268,496
560,000	WP Mustang Holdings LLC 8.500%, 5/29/2022[1,2]	550,665
274,298	YRC Worldwide, Inc. 8.000%, 2/13/2019[1,2]	244,125

	TOTAL BANK LOANS (Cost $7,503,070)	3,214,456

	BONDS – 66.6%
	ASSET-BACKED SECURITIES – 47.6%
750,000	ALM VII R Ltd. Series 2013-7RA, Class C, 4.088%, 4/24/2024[1,2,5]	721,346
500,000	Apidos CLO XIV Series 2013-14A, Class F, 5.878%, 4/15/2025[1,2,5]	344,349
425,000	Atrium CDO Corp. Series 8A, Class E, 6.638%, 10/23/2022[1,2,5]	405,228
250,000	Battalion CLO VII Ltd. Series 2014-7A, Class C, 4.533%, 10/17/2026[1,2,5]	208,731
750,000	Benefit Street Partners CLO V Ltd. Series 2014-VA, Class D, 4.184%, 10/20/2026[1,2,5]	648,881
750,000	BlueMountain CLO Ltd. Series 2013-1A, Class D, 5.218%, 5/15/2025[1,2,5]	632,394
	Carlyle Global Market Strategies CLO Ltd.
750,000	Series 2013-2A, Class F, 6.033%, 4/18/2025[1,2,5]	512,720
250,000	Series 2014-3A, Class E, 6.684%, 7/27/2026[1,2,5]	191,703

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$500,000	Catamaran CLO Ltd. Series 2015-1A, Class E, 5.785%, 4/22/2027[1,2,5]	$408,735
1,300,000	Cent CLO 22 Ltd. Series 2014-22A, Class E, 7.020%, 11/7/2026[1,2,5]	686,041
250,000	Dryden 30 Senior Loan Fund Series 2013-30A, Class D, 3.818%, 11/15/2025[1,2,5]	220,338
	Dryden XXII Senior Loan Fund
4,000,000	Series 2011-22A, Class SUB, 0.000%, 1/15/2022[2,5]	1,987,004
500,000	Series 2011-22A, Class CR, 4.628%, 1/15/2022[1,2,5]	487,529
750,000	Series 2011-22A, Class D, 5.828%, 1/15/2022[1,2,5]	708,790
725,000	Dryden XXIV Senior Loan Fund Series 2012-24RA, Class ER, 6.568%, 11/15/2023[1,2,5]	632,427
1,000,000	Flatiron CLO Ltd. Series 2012-1A, Class D, 6.138%, 10/25/2024[1,2,5]	885,000
500,000	Gramercy Park CLO Ltd. Series 2012-1A, Class DR, 6.133%, 7/17/2023[1,2,5]	464,053
250,000	Greywolf CLO II Ltd. Series 2013-1A, Class C, 4.458%, 4/15/2025[1,2,5]	232,936
	Greywolf CLO III Ltd.
750,000	Series 2014-1A, Class C, 4.235%, 4/22/2026[1,2,5]	703,125
500,000	Series 2014-1A, Class E, 6.385%, 4/22/2026[1,2,5]	356,783
	Greywolf CLO IV Ltd.
1,000,000	Series 2014-2A, Class D, 6.233%, 1/17/2027[1,2,5]	861,981
1,250,000	Series 2014-2A, Class E, 7.283%, 1/17/2027[1,2,5]	905,711
250,000	Madison Park Funding X Ltd. Series 2012-10A, Class E, 5.884%, 1/20/2025[1,2,5]	223,984
1,215,000	Marathon CLO IV Ltd. Series 2012-4A, Class D, 6.368%, 5/20/2023[1,2,5]	737,709
	Mountain View CLO Ltd.
1,000,000	Series 2014-1A, Class INC1, 0.000%, 10/15/2026[5]	225,702
500,000	Series 2014-1A, Class D, 4.378%, 10/15/2026[1,5]	382,312
1,000,000	Series 2014-1A, Class F, 6.428%, 10/15/2026[1,5]	382,602
625,000	OZLM Funding III Ltd. Series 2013-3A, Class D, 5.635%, 1/22/2025[1,2,5]	544,063
	OZLM Funding Ltd.
500,000	Series 2012-2A, Class C, 4.966%, 10/30/2023[1,2,5]	487,702
750,000	Series 2012-2A, Class D, 5.916%, 10/30/2023[1,2,5]	665,180
550,000	OZLM Funding V Ltd. Series 2013-5A, Class C, 4.133%, 1/17/2026[1,2,5]	506,331
1,000,000	Voya CLO Ltd. Series 2012-1A, Class ER, 7.132%, 3/14/2022[1,2,5]	806,960
	West CLO Ltd.
1,250,000	Series 2013-1A, Class D, 5.520%, 11/7/2025[1,2,5]	679,654
3,750,000	Series 2014-1A, Class SUB, 0.000%, 7/18/2026[2,5]	1,372,085

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	West CLO Ltd. (Continued)
$700,000	Series 2014-1A, Class C, 4.083%, 7/18/2026[1,2,5]	$573,820
250,000	Series 2014-1A, Class D, 5.533%, 7/18/2026[1,2,5]	168,399

	TOTAL ASSET-BACKED SECURITIES (Cost $28,447,704)	20,962,308

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.3%
1,000,000	GSCCRE Commercial Mortgage Trust 3.183%, 8/15/2032[1,5]	989,865

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $990,000)	989,865

	CORPORATE – 16.7%
	BASIC MATERIALS – 4.1%
160,000	Chemours Co. 6.625%, 5/15/2023[2,5]	140,800
250,000	Constellium N.V. 7.875%, 4/1/2021[2,3,5,6]	258,125
650,000	Kraton Polymers LLC / Kraton Polymers Capital Corp. 10.500%, 4/15/2023[2,5]	653,250
200,000	Signode Industrial Group Lux S.A./Signode Industrial Group US, Inc. 6.375%, 5/1/2022[2,5]	196,000
420,000	TPC Group, Inc. 8.750%, 12/15/2020[2,5,6]	310,800
280,000	Tronox Finance LLC 6.375%, 8/15/2020[2]	239,575
		1,798,550
	COMMUNICATIONS – 0.5%
350,000	Intelsat Jackson Holdings S.A. 5.500%, 8/1/2023[2,3]	222,469

	CONSUMER, CYCLICAL – 2.8%
260,000	Landry's Holdings II, Inc. 10.250%, 1/1/2018[2,5]	262,600
415,000	Men's Wearhouse, Inc. 7.000%, 7/1/2022[2,6]	365,200
150,000	Neiman Marcus Group Ltd. LLC 8.000%, 10/15/2021[2,5]	131,250
475,000	TI Group Automotive Systems LLC 8.750%, 7/15/2023[2,5,6]	467,875
		1,226,925
	CONSUMER, NON-CYCLICAL – 0.8%
360,000	IASIS Healthcare LLC / IASIS Capital Corp. 8.375%, 5/15/2019[2]	345,600

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	ENERGY – 2.1%
	Basic Energy Services, Inc.
$100,000	7.750%, 2/15/2019[2]	$31,500
250,000	7.750%, 10/15/2022[2]	80,625
380,000	Foresight Energy LLC / Foresight Energy Finance Corp. 7.875%, 8/15/2021[2,5,6]	266,475
932,000	Murray Energy Corp. 11.250%, 4/15/2021[2,5]	181,740
	Peabody Energy Corp.
389,000	6.000%, 11/15/2018	41,818
475,000	6.250%, 11/15/2021	51,062
310,000	Whiting Petroleum Corp. 6.500%, 10/1/2018[2]	273,575
		926,795
	FINANCIAL – 2.2%
500,000	Communications Sales & Leasing, Inc. / CSL Capital LLC 8.250%, 10/15/2023[2,6]	476,250
400,000	Deutsche Bank A.G. 4.500%, 4/1/2025[3]	368,639
205,000	Ocwen Financial Corp. 6.625%, 5/15/2019[2,6]	157,850
		1,002,739
	INDUSTRIAL – 1.9%
220,000	Air Medical Merger Sub Corp. 6.375%, 5/15/2023[2,5,6]	212,300
635,000	StandardAero Aviation Holdings, Inc. 10.000%, 7/15/2023[2,5,6]	625,475
		837,775
	TECHNOLOGY – 2.3%
875,000	BMC Software Finance, Inc. 8.125%, 7/15/2021[2,5,6]	651,875
240,000	Ensemble S Merger Sub, Inc. 9.000%, 9/30/2023[2,5,6]	239,100
109,000	Micron Technology, Inc. 7.500%, 9/15/2023[2,5]	113,087
		1,004,062
	TOTAL CORPORATE (Cost $8,733,904)	7,364,915

	TOTAL BONDS (Cost $38,171,608)	29,317,088

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Number of Shares		Value

	COMMON STOCKS – 0.9%
	BASIC MATERIALS – 0.1%
2,925	Chemours Co.	$26,676

	ENERGY – 0.8%
3,296	Apache Corp.	179,303
1,200	Hess Corp.	71,544
9,925	Marathon Oil Corp.	139,843
		390,690
	TOTAL COMMON STOCKS (Cost $289,253)	417,366

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.2%
	CALL OPTIONS – 0.0%
	PHYSICAL COMMODITY – 0.0%
	Crude Oil Futures June 2016
7	Exercise Price: $47.00, Expiration Date: May 17, 2016	7,770

	TOTAL CALL OPTIONS (Cost $3,640)	7,770

	PUT OPTIONS – 0.2%
	EQUITY – 0.2%
	Akorn, Inc.
22	Exercise Price: $17.50, Expiration Date: June 17, 2016	2,090
	Allison Transmission Holdings, Inc.
509	Exercise Price: $20.00, Expiration Date: May 20, 2016	—
	Axalta Coating Systems, Inc.
370	Exercise Price: $20.00, Expiration Date: July 15, 2016	8,325
	Concho Resources, Inc.
72	Exercise Price: $50.00, Expiration Date: June 17, 2016	—
	Cullen Frost Bankers, Inc.
50	Exercise Price: $50.00, Expiration Date: July 15, 2016	2,250
	Diamondback Energy, Inc.
160	Exercise Price: $45.00, Expiration Date: June 17, 2016	—
	Freeport-McMoRan, Inc.
62	Exercise Price: $8.00, Expiration Date: May 20, 2016	217
45	Exercise Price: $12.00, Expiration Date: June 17, 2016	3,420
70	Exercise Price: $11.00, Expiration Date: July 15, 2016	5,040
1,030	Exercise Price: $2.00, Expiration Date: January 20, 2017	—
	Frontier Communications Corp.
640	Exercise Price: $5.50, Expiration Date: May 20, 2016	12,800
	iShares 20+ Year Treasury Bond ETF
355	Exercise Price: $125.00, Expiration Date: May 20, 2016	8,698

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Number of Contracts		Value

	PURCHASED OPTIONS CONTRACTS (Continued)
	PUT OPTIONS (Continued)
	EQUITY (Continued)
	Masco Corp.
153	Exercise Price: $22.00, Expiration Date: July 15, 2016	$—
33	Exercise Price: $20.00, Expiration Date: January 20, 2017	990
	Materials Select Sector SPDR Fund
180	Exercise Price: $35.00, Expiration Date: June 17, 2016	630
	Men's Wearhouse, Inc.
111	Exercise Price: $8.00, Expiration Date: January 20, 2017	—
	Michaels Cos, Inc.
545	Exercise Price: $15.00, Expiration Date: June 17, 2016	—
	Prologis, Inc.
465	Exercise Price: $30.00, Expiration Date: May 20, 2016	—
	Royal Caribbean Cruises Ltd.
60	Exercise Price: $60.00, Expiration Date: June 17, 2016	2,910
	RSP Permian, Inc.
178	Exercise Price: $15.00, Expiration Date: June 17, 2016	—
	Salesforce.com, Inc.
23	Exercise Price: $45.00, Expiration Date: August 19, 2016	667
	SPDR S&P 500 ETF Trust
150	Exercise Price: $185.00, Expiration Date: May 20, 2016	1,950
85	Exercise Price: $190.00, Expiration Date: May 20, 2016	2,040
85	Exercise Price: $185.00, Expiration Date: June 17, 2016	6,120
	SPDR S&P Homebuilders ETF
230	Exercise Price: $27.00, Expiration Date: June 17, 2016	1,610
	SPDR S&P Metals & Mining ETF
350	Exercise Price: $13.00, Expiration Date: June 17, 2016	1,050
	Transocean Ltd.
178	Exercise Price: $7.00, Expiration Date: May 20, 2016	356
121	Exercise Price: $9.00, Expiration Date: August 19, 2016	10,285
64	Exercise Price: $8.00, Expiration Date: January 20, 2017	7,616
	Whiting Petroleum Corp.
232	Exercise Price: $4.00, Expiration Date: June 17, 2016	—
		79,064
	FINANCIAL COMMODITY – 0.0%
	Euro-Bund 10 Year
2,000,000	Exercise Price: $96.53, Expiration Date: June 28, 2016	433

	TOTAL PUT OPTIONS (Cost $651,921)	79,497

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $655,561)	87,267

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 2.9%
1,258,334	Fidelity Institutional Money Market Funds - Treasury Portfolio - Class I 0.168%[6,7]	$1,258,334

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,258,334)	1,258,334

	TOTAL INVESTMENTS – 77.9% (Cost $47,877,826)	34,294,511
	Other Assets in Excess of Liabilities – 22.1%	9,754,913

	TOTAL NET ASSETS – 100.0%	$44,049,424

Principal Amount

	SECURITIES SOLD SHORT – (26.0)%
	BONDS – (26.0)%
	CORPORATE – (21.2)%
	COMMUNICATIONS – (2.6)%
$(325,000)	CenturyLink, Inc. 5.625%, 4/1/2025[2]	(296,397)
(825,000)	Viacom, Inc. 4.250%, 9/1/2023[2]	(850,470)
		(1,146,867)
	CONSUMER, CYCLICAL – (2.3)%
(500,000)	American Axle & Manufacturing, Inc. 6.250%, 3/15/2021[2]	(521,875)
(500,000)	Fiat Chrysler Automobiles N.V. 5.250%, 4/15/2023[3]	(507,520)
		(1,029,395)
	CONSUMER, NON-CYCLICAL – (3.1)%
(235,000)	Immucor, Inc. 11.125%, 8/15/2019[2]	(210,325)
(495,000)	JBS USA LLC / JBS USA Finance, Inc. 7.250%, 6/1/2021[2,5]	(509,850)
(175,000)	Quorum Health Corp. 11.625%, 4/15/2023[2,5]	(172,375)
(500,000)	Select Medical Corp. 6.375%, 6/1/2021[2]	(476,875)
		(1,369,425)
	ENERGY – (0.3)%
(170,000)	Transocean, Inc. 6.375%, 12/15/2021[3]	(139,400)

	FINANCIAL – (3.2)%
¥(2,750,000)	Bank of China Ltd. 6.750%, 10/31/2049[1]	(472,823)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	BONDS (Continued)
	CORPORATE (Continued)
	FINANCIAL (Continued)
$(400,000)	Deutsche Bank A.G. 6.250%, 5/29/2049[1,2,3]	$(346,600)
€(500,000)	UniCredit S.p.A. 5.750%, 10/28/2025[1,2]	(611,604)
		(1,431,027)
	GOVERNMENT – (3.2)%
(500,000)	Ireland Government Bond 5.400%, 3/13/2025	(792,775)
(500,000)	Spain Government Bond 2.150%, 10/31/2025[5]	(603,787)
		(1,396,562)
	INDUSTRIAL – (5.3)%
$(335,000)	Gardner Denver, Inc. 6.875%, 8/15/2021[2,5]	(288,100)
(335,000)	Gates Global LLC / Gates Global Co. 6.000%, 7/15/2022[2,5]	(293,125)
(1,000,000)	Nortek, Inc. 8.500%, 4/15/2021[2]	(1,045,000)
(670,000)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 8.250%, 2/15/2021[2]	(696,800)
		(2,323,025)
	TECHNOLOGY – (1.2)%
(705,000)	Boxer Parent Co., Inc. 9.000%, 10/15/2019[2,5]	(521,700)

	TOTAL CORPORATE (Proceeds $9,131,751)	(9,357,401)

	MORTGAGE-BACKED SECURITIES – (4.8)%
(2,000,000)	Fannie Mae Pool 3.500%, 5/15/2042[8]	(2,096,008)

	TOTAL MORTGAGE-BACKED SECURITIES (Proceeds $2,096,563)	(2,096,008)

	TOTAL BONDS (Proceeds $11,228,314)	(11,453,409)
	TOTAL SECURITIES SOLD SHORT (Proceeds $11,228,314)	(11,453,409)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Number of Contracts		Value

	WRITTEN OPTIONS CONTRACTS – 0.0%
	PUT OPTIONS – 0.0%
	EQUITY – 0.0%
	Freeport-McMoRan, Inc.
(2,060)	Exercise Price: $1.00, Expiration Date: January 20, 2017	$—
	SPDR S&P 500 ETF Trust
(85)	Exercise Price: $165.00, Expiration Date: June 17, 2016	(1,445)
		(1,445)
	TOTAL PUT OPTIONS (Proceeds $46,995)	(1,445)

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $46,995)	$(1,445)

[1]	Variable, floating or step rate security.
[2]	Callable.
[3]	Foreign security denominated in U.S. Dollars.
[4]	Security is in default.
[5]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The absolute value of these securities is $29,051,862.
[6]	All or a portion of this security is segregated as collateral for securities sold short.
[7]	The rate is the annualized seven-day yield at period end.
[8]	To-be-announced security.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

SWAP CONTRACTS
CREDIT DEFAULT SWAP CONTRACTS

Counterparty/	Pay/(a) Receive Fixed	Fixed	Expiration	Notional	Premium Paid	Unrealized Appreciation/
Reference Entity	Rate	Rate	Date	Amount	(Received)	(Depreciation)
J.P. Morgan
Goodyear Tire & Rubber Co.	Pay	5.00%	9/20/20	500,000	$(76,260)	$(2,132)
TOTAL CREDIT DEFAULT SWAP CONTRACTS					$(76,260)	$(2,132)

(a)	If Palmer Square Absolute Return Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Absolute Return Fund is receiving a fixed rate, Palmer Square Absolute Return Fund acts as guarantor of the variable instrument.

TOTAL RETURN SWAP CONTRACTS

		Pay/Receive
		Total Return			Premium	Unrealized
Counterparty/	Notional	Reference	Financing	Termination	Paid	Appreciation/
Reference Entity	Amount(b)	Entity	Rate	Date	(Received)	(Depreciation)
The Bank of Nova Scotia
Loan Funding I, Ltd. - OTC(c)	$4,409,823	Receive	1-Month USD-LIBOR-ICE + 0.90%	6/30/16	$-	$(45,989)
TOTAL TOTAL RETURN SWAP CONTRACTS					$-	$(45,989)

(b)	The notional amount of a total return swap contract is the reference amount pursuant to which the counterparties make payments and is not a measure of the maximum risk of loss.
(c)	Loan Funding I, Ltd. consists of a portfolio of BBB to B- rated bank loans.

SWAPTIONS CONTRACTS
INTEREST RATE SWAPTIONS CONTRACTS

Counterparty/ Reference Entity	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium Paid	Market Value
J.P. Morgan
Put - OTC 10-Year	3-Month USD-LIBOR-BBA	Receive	5.91	7/12/16	$100,000	$4,260	$-
TOTAL INTEREST RATE SWAPTIONS CONTRACTS						$4,260	$-

INTEREST RATE CAP OPTIONS CONTRACTS

Counterparty/ Reference Entity	Floating Rate Index	Pay/Receive Floating Rate	Cap Rate	Expiration Date	Notional Amount	Premium Paid	Market Value
J.P. Morgan
Call - OTC 2-Year	USD-LIBOR-BBA	Receive	0.59880	7/15/16	100,000,000	$156,636	$7,462
Call - OTC 2-Year	USD-LIBOR-BBA	Receive	0.60400	10/17/16	50,000,000	67,300	19,409
TOTAL INTEREST RATE CAP OPTIONS CONTRACTS						$223,936	$26,871

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SUMMARY OF INVESTMENTS
As of April 30, 2016

Security Type/Sector	Percent of Total Net Assets
Bank Loans	7.3%
Bonds
Asset-Backed Securities	47.6%
Corporate	16.7%
Commercial Mortgage-Backed Securities	2.3%
Total Bonds	66.6%
Common Stocks
Energy	0.8%
Basic Materials	0.1%
Total Common Stocks	0.9%
Purchased Options Contracts
Call Options	0.0%
Put Options	0.2%
Total Purchased Options Contracts	0.2%
Short-Term Investments	2.9%
Total Investments	77.9%
Other Assets in Excess of Liabilities	22.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2016

Assets:
Investments, at value (cost $47,222,265)	$34,207,244
Purchased options contracts, at value (cost $655,561)	87,267
Investments, at value (cost $47,877,826)	34,294,511
Purchased interest rate cap options contracts, at value (cost $223,936)	26,871
Purchased swaptions contracts, at value (cost $4,260)	−
Foreign currency, at value (cost $2,029,671)	2,052,802
Cash	6,016,837
Cash held by broker	7,822,579
Receivables:
Investment securities sold	7,573,273
Fund shares sold	65,032
Dividends and interest	506,358
Due from broker	23,000
Payment by affiliates (Note 3)	92,173
Prepaid expenses	27,006
Total assets	58,500,442

Liabilities:
Securities sold short, at value (proceeds $11,228,314)	11,453,409
Written options contracts, at value (proceeds $46,995)	1,445
Payables:
Investment securities purchased	2,320,251
Fund shares redeemed	177,705
Premiums received on open swap contracts	76,260
Unrealized depreciation on open swap contracts	48,121
Advisory fees	8,696
Shareholder servicing fees (Note 6)	23,085
Distribution fees (Note 7)	2,951
Dividends and interest on securities sold short	150,733
Fund accounting fees	43,667
Fund administration fees	30,461
Auditing fees	29,253
Custody fees	23,836
Broker fees	22,826
Transfer agent fees and expenses	13,870
Chief Compliance Officer fees	1,696
Trustees' fees and expenses	201
Accrued other expenses	22,552
Total liabilities	14,451,018

Net Assets	$44,049,424

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of April 30, 2016

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$100,990,591
Accumulated net investment income	3,255,484
Accumulated net realized loss on investments, purchased options contracts, securities sold short, futures contracts, written options contracts, swaptions contracts, swap contracts,
and foreign currency transactions	(46,206,821)
Net unrealized appreciation (depreciation) on:
Investments	(13,015,021)
Purchased options contracts	(765,359)
Securities sold short	(225,095)
Written options contracts, swaptions contracts and swap contracts	(6,831)
Foreign currency translations	22,476
Net Assets	$44,049,424

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$41,827,133
Shares of beneficial interest issued and outstanding	5,178,042
Offering and redemption price per share	$8.08

Class A Shares:
Net assets applicable to shares outstanding	$2,222,291
Shares of beneficial interest issued and outstanding	276,485
Redemption price*	8.04
Maximum sales charge (5.75% of offering price)**	0.49
Maximum offering price to public	$8.53

*	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 12 months of the date of purchase.
**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2016

Investment Income:
Dividends	$50,226
Interest	18,463,125
Total investment income	18,513,351

Expenses:
Advisory fees	2,481,301
Interest on securities sold short	2,156,561
Brokerage expense	329,164
Shareholder servicing fees (Note 6)	240,987
Fund accounting fees	238,786
Fund administration fees	236,083
Transfer agent fees and expenses	52,439
Registration fees	49,000
Legal fees	47,859
Dividends on securities sold short	50,826
Auditing fees	30,001
Shareholder reporting fees	24,951
Miscellaneous	12,499
Distribution fees (Note 7)	10,784
Chief Compliance Officer fees	9,960
Custody fees	7,589
Trustees' fees and expenses	7,301
Interest expense (Note 13)	4,018
Insurance fees	2,257
Total expenses	5,992,366
Advisory fees recovered	46,122
Fees paid indirectly (Note 3)	(3,288)
Net expenses	6,035,200
Net investment income	12,478,151

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Securities Sold Short,
Futures Contracts, Written Options Contracts, Swaptions Contracts, Swap Contracts,
and Foreign Currency:
Net realized gain (loss) on:
Investments	(49,693,423)
Purchased options contracts	(786,989)
Securities sold short	3,956,842
Futures contracts, written options contracts, swaptions contracts and swap contracts	(149,809)
Foreign currency transactions	5,442
Net realized loss	(46,667,937)
Net change in unrealized appreciation/depreciation on:
Investments	(12,726,222)
Purchased options contracts	(328,425)
Securities sold short	(879,837)
Futures contracts, written options, swaptions contracts and swap contracts	(364,764)
Foreign currency translations	22,476
Net change in unrealized appreciation/depreciation	(14,276,772)
Net realized and unrealized loss on investments, purchased options contracts, securities sold short, futures contracts, written options contracts, swaptions contracts, swap contracts,
and foreign currency	(60,944,709)

Net Decrease in Net Assets from Operations	$(48,466,558)

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2016	April 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$12,478,151	$10,416,183
Net realized loss on investments, purchased options contracts, securities sold short, futures contracts, written options contracts, swaptions contracts,
swap contracts, and foreign currency	(46,667,937)	(328,639)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short, futures contracts, written options contracts, swaptions contracts, swap contracts,
and foreign currency	(14,276,772)	(5,512,890)
Net increase (decrease) in net assets resulting from operations	(48,466,558)	4,574,654

Distributions to Shareholders:
From net investment income:
Class I	(11,993,862)	(6,159,038)
Class A	(233,159)	(538,188)
From net realized gains:
Class I	−	(4,466,069)
Class A	−	(82,224)
Total distributions to shareholders	(12,227,021)	(11,245,519)

Capital Transactions:
Net proceeds from shares sold:
Class I	66,333,467	122,578,512
Class A	3,578,002	2,563,629
Reinvestment of distributions:
Class I	11,661,551	10,108,666
Class A	225,171	582,566
Cost of shares redeemed:
Class I	(283,961,977)	(76,076,852)
Class A	(6,124,327)	(33,115,067)
Net increase (decrease) in net assets from capital transactions	(208,288,113)	26,641,454

Net increase from payments by affiliates (Note 3)	92,173	−

Total increase (decrease) in net assets	(268,889,519)	19,970,589

Net Assets:
Beginning of period	312,938,943	292,968,354
End of period	$44,049,424	$312,938,943

Accumulated net investment income	$3,255,484	$5,722,478

Capital Share Transactions:
Shares sold:
Class I	7,149,132	12,354,435
Class A	362,378	255,247
Shares reinvested:
Class I	1,296,516	1,029,362
Class A	24,778	58,770
Shares redeemed:
Class I	(34,293,539)	(7,716,666)
Class A	(664,259)	(3,325,746)

Net increase (decrease) in capital share transactions	(26,124,994)	2,655,402

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2016

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(48,466,558)
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(220,288,183)
Sales of long-term portfolio investments	394,413,312
Proceeds from securities sold short	310,280,780
Cover short securities	(348,002,906)
Proceeds from written options and swaptions	845,637
Closed written options and swaptions	(760,390)
Purchase of short-term investments, net	(2,482,816)
Return of capital dividends received	475,347
Increase in foreign currency	(2,052,802)
Decrease in cash held by broker	48,531,874
Decrease in investment securities sold receivable	17,375,285
Decrease in premiums paid on open swap contracts	231,250
Decrease in dividends and interest receivable	1,332,136
Increase in due from broker	(23,000)
Decrease in prepaid expenses	6,896
Decrease in investment securities purchased	(15,733,518)
Decrease in advisory fees payable	(245,997)
Decrease in premiums received on open swap contracts	(294,003)
Decrease in dividends and interest on securities sold short	(587,037)
Decrease in accrued expenses	(19,070)
Net amortization on investments	(1,621,184)
Net realized loss	46,618,660
Net change in unrealized appreciation/depreciation	14,299,248
Net cash provided by operating activities	193,832,961
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	70,019,923
Cost of shares redeemed	(290,116,826)
Dividends paid to shareholders, net of reinvestments	(340,299)
Net cash used for financing activities	(220,437,202)

Net decrease in cash	(26,604,241)

Cash:
Beginning of period	32,621,078
End of period	$6,016,837

Non cash financing activities not included herein consist of $11,886,722 of reinvested dividends.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the		For the		For the		For the		For the Period May 17, 2011*
	Year Ended		Year Ended		Year Ended		Year Ended		through
	April 30, 2016		April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012

Net asset value, beginning of period	$9.91		$10.13		$9.86		$9.70		$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.46		0.34		0.24		0.06		(0.08)
Net realized and unrealized gain (loss) on
investments and foreign currency	(1.85)		(0.19)		0.25		0.12		(0.22)
Total from investment operations	(1.39)		0.15		0.49		0.18		(0.30)
Less Distributions:
From net investment income	(0.44)		(0.22)		(0.13)		(0.02)		−
From net realized gains	−		(0.15)		(0.09)		−		−
Total distributions	(0.44)		(0.37)		(0.22)		(0.02)		−

Net increase from payments by affiliates (Note 3)	−	[2]	−		−		−		−

Net asset value, end of period	$8.08		$9.91		$10.13		$9.86		$9.70

Total return[3]	(14.39)%	[7]	1.55%		4.95%		1.90%		(3.00)%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,827		$307,472		$256,993		$201,442		$122,632

Ratio of expenses before fees waived/ recovered including interest expense and dividends on securities sold short to average net assets	2.38%		2.19%		2.58%		3.01%		3.72%	[5]
Ratio of expenses after fees waived/ recovered including interest expense and dividends on securities sold short to average net assets	2.40%		2.31%		2.65%		2.84%		3.11%	[5]
Ratio of expenses after fees waived/ recovered excluding interest expense and dividends on securities sold short to average net assets	1.39%		1.74%		2.04%		2.25%		2.25%	[5]
Ratio of net investment income (loss) after fees waived/recovered including interest expense and dividends on securities sold short to average net assets	4.98%		3.40%		2.42%		0.63%		(0.88)%	[5]
Portfolio turnover rate	213%	[6]	206%	[6]	230%	[6]	317%	[6]	490%	[4,6]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.
[7]	Payment from affiliates had no impact to the total return.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the		For the		For the		For the		For the Period May 17, 2011*
	Year Ended		Year Ended		Year Ended		Year Ended		through
	April 30, 2016		April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012

Net asset value, beginning of period	$9.88		$10.09		$9.83		$9.67		$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.43		0.31		0.22		0.04		(0.10)
Net realized and unrealized gain (loss) on
investments and foreign currency	(1.86)		(0.18)		0.24		0.13		(0.23)
Total from investment operations	(1.43)		0.13		0.46		0.17		(0.33)
Less Distributions:
From net investment income	(0.42)		(0.19)		(0.11)		(0.01)		−
From net realized gains	−		(0.15)		(0.09)		−		−
Total distributions	(0.42)		(0.34)		(0.20)		(0.01)		−

Net increase from payments by affiliates (Note 3)	0.01		−		−		−		−

Net asset value, end of period	$8.04		$9.88		$10.09		$9.83		$9.67

Total return[2]	(14.70)%	[6]	1.30%		4.71%		1.73%		(3.30)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,222		$5,467		$35,975		$21,515		$10,903

Ratio of expenses before fees waived/ recovered including interest expense and dividends on securities sold short to average net assets	2.63%		2.44%		2.83%		3.26%		3.97%	[4]
Ratio of expenses after fees waived/ recovered including interest expense and dividends on securities sold short to average net assets	2.65%		2.56%		2.90%		3.09%		3.36%	[4]
Ratio of expenses after fees waived/ recovered excluding interest expense and dividends on securities sold short to average net assets	1.64%		1.99%		2.29%		2.50%		2.50%	[4]
Ratio of net investment income (loss) after fees waived/recovered including interest expense and dividends on securities sold short to average net assets	4.73%		3.15%		2.17%		0.38%		(1.13)%	[4]
Portfolio turnover rate	213%	[5]	206%	[5]	230%	[5]	317%	[5]	490%	[3,5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of Class A shares made within one year of purchase. If the sales load or CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.
[6]	Payment from affiliates had a positive 0.02% impact to the total return.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2016

Note 1 – Organization
Palmer Square Absolute Return Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital appreciation with an emphasis on absolute (positive) returns and low correlation to the broader equity and bond markets. The Fund commenced investment operations on May 17, 2011, with two classes of shares, Class I and Class A.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and ask prices for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality, and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.

(d) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(e) Options Contracts
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

The Fund may also enter into the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with "caps," "floors" or "collars". A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.

Transactions in written options contracts for the year ended April 30, 2016 were as follows:

	Number of Contracts	Premium Amount
Outstanding at April 30, 2015	2,594	$148,030
Written	12,372	739,945
Terminated in closing purchase transactions	(6,625)	(470,404)
Expired	(5,897)	(340,808)
Exercised	(299)	(29,768)
Outstanding at April 30, 2016	2,145	$46,995

Transactions in written swaptions contracts for the year ended April 30, 2016 were as follows:

	Notional Value of Contracts	Premium Amount
Outstanding at April 30, 2015	-	$-
Written	30,450,000	105,693
Terminated in closing purchase transactions	(2,375,000)	(13,063)
Expired	(15,575,000)	(72,318)
Exercised	(12,500,000)	(20,312)
Outstanding at April 30, 2016	-	$-

(f) Stock Index Futures
The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

(g) Exchange-Traded Notes
Exchange-Traded Notes (“ETNs”) are debt securities that combine certain aspects of Exchange-Traded Funds (“ETFs”) and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

(h) Total Return Swap Contracts
The Fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and to manage exposure to specific sectors or industries and to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(i) Credit Default Swap Contracts
The Fund may enter into credit default swap agreements to hedge credit and market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the Fund, as the protection seller, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books. Periodic payments received or paid by the Fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

(j) Interest Rate Swap Contracts
The Fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rates and gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the Fund is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(k) Currency Swap Contracts
The Fund may enter into currency swap agreements, which are similar to interest rate swaps except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

(l) Other
The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

(m) Counterparty Risks
The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

The Master Repurchase Agreement governs transactions between the Fund and the counterparty. The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

(n) Securities Lending
The Fund may engage in securities lending. The loans are secured by collateral. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts on the loaned securities while receiving interest on the investment of the cash collateral. The cash collateral is maintained on the Fund's behalf. Loans are subject to termination at the option of the borrower of the security. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan of its securities and may share the interest and/or fees earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

As of April 30, 2016, the Fund had no securities on loan.

(o) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

In conjunction with the use of short sales, futures contracts, or swap contracts, the Fund may be required to maintain collateral in various forms. At April 30, 2016, such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of short sales, options contracts, futures contracts, or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At April 30, 2016 these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(p) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended April 30, 2013-2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(q) Distributions to Shareholders
The Fund will make distributions of net investment income semi-annually and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.99% of the Fund’s average daily net assets, effective February 1, 2015. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.39% and 1.64% of the average daily net assets of the Fund's Class I shares and Class A shares, respectively. This agreement is effective until August 31, 2016, and may be terminated before that date only by the Trust’s Board of Trustees.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

For the year ended April 30, 2016, the Advisor recovered $46,122 of previously waived advisory fees. The Advisor may recover from the Fund fees and expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which the expenses were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the fiscal year in which such reimbursements occurred. At April 30, 2016, the Advisor had recovered all potentially recoverable expenses.

The Advisor reimbursed the Fund $92,173 for losses from a security valuation and two trade errors. This amount is reported on the Fund’s Statements of Changes in Net Assets under the caption “Net increase from payments by affiliates.” This reimbursement had no impact to the total return of Class I, and had a positive 0.02% impact for Class A.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. Effective August 31, 2015, UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. Prior to August 31, 2015, J.P. Morgan Chase Bank, N.A., served as the Fund’s custodian.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended April 30, 2016, the total fees reduced by earning credits were $3,288. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended April 30, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended April 30, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At April 30, 2016, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$46,782,065

Gross unrealized appreciation	$534,502
Gross unrealized depreciation	(13,022,056)
Net unrealized depreciation on investments	$(12,487,554)

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 23,040	$ (2,718,124)	$ 2,695,084

As of April 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,103,735
Undistributed long-term capital gains	-
Accumulated earnings	2,103,735

Accumulated capital and other losses	(44,958,428)
Unrealized appreciation on securities sold short, swap contracts and futures contracts, and currency	(396,870)
Other accumulated losses	(1,202,050)
Unrealized depreciation on investments	(12,487,554)
Total accumulated earnings	$(56,941,168)

At April 30, 2016, the Fund had $44,958,428 of accumulated capital loss carryforward which consisted of $16,186,948 short-term and $28,771,480 long-term. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended April 30, 2016 and April 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$12,227,021	$7,901,825
Long-term capital gains	-	3,343,694
Total distributions paid	$12,227,021	$11,245,519

Note 5 – Investment Transactions
For the year ended April 30, 2016, purchases and sales of investments excluding short-term investments, forward contracts, futures contracts, options contracts and swap contracts, were $220,288,183 and $394,413,312, respectively. Proceeds from securities sold short and cover short securities were $310,280,780 and $348,002,906, respectively, for the same period.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended April 30, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended April 30, 2016, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2016, in valuing the Fund’s assets carried at fair value:

Assets	Level 1	Level 2	Level 3*	Total
Bank Loans	$-	$3,214,456	$-	$3,214,456
Bonds**	-	29,317,088	-	29,317,088
Common Stock**	417,366	-	-	417,366
Purchased Options Contracts	71,312	15,955	-	87,267
Short-Term Investments	1,258,334			1,258,334
Total	$1,747,012	$32,547,499	$-	$34,294,511

Liabilities
Bonds**	$-	$11,453,409	$-	$11,453,409
Written Options Contracts	1,445	-	-	1,445
Total	$1,445	$11,453,409	$-	$11,454,854

Other Financial Instruments***
Credit Default Swap Contracts	$-	$(2,132)	$-	$(2,132)
Total Return Swap Contracts	-	(45,989)	-	(45,989)
Interest Rate Swaptions Contracts	-	-	-	-
Interest Rate Cap Options Contracts	-	26,871	-	26,871
Total	$-	$(21,250)	$-	$(21,250)

*	The Fund did not hold any Level 3 securities at period end.
**	All bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and swap contracts. Futures and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of April 30, 2016 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Assets
Purchased options contracts, at fair value	$7,770	$-	$70,366	$36,002	$114,138
Purchased swaptions contracts, at fair value	-	-	-	-	-
	$7,770	$-	$70,366	$36,002	$114,138

Liabilities
Written options contracts, at fair value	$-	$-	$1,445	$-	$1,445
Unrealized depreciation on open swap contracts	-	2,132	-	45,989	48,121
	$-	$2,132	$1,445	$45,989	$49,566

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2016 are as follows:

	Derivatives not designated as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Volatility Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$(143,427)	$-	$(300,631)	$(385,319)	$42,388	$(786,989)
Written options contracts	(18,720)	-	90,808	43,955	(18,504)	97,539
Swaptions contracts	-	(406,748)	-	-	-	(406,748)
Swap contracts	-	64,282	-	(25,687)	-	38,595
Futures contracts	-	-	-	120,805	-	120,805
	$(162,147)	$(342,466)	$(209,823)	$(246,246)	$23,884	$(936,798)

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Volatility Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$4,130	$-	$(238,501)	$(94,054)	$-	$(328,425)
Written options contracts	-	-	29,693	(20,756)	-	8,937
Swaptions contracts	-	9,143	-	(24)	-	9,119
Swap contracts	-	63,910	-	(460,957)	-	(397,047)
Futures contracts	-	-	-	14,227	-	14,227
	$4,130	$73,053	$(208,808)	$(561,564)	$-	$(693,189)

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of April 30, 2016 are as follows:

Derivatives not designated as hedging instruments
Commodity	Purchased options contracts	Number of contracts	61
	Written options contracts	Number of contracts	(1)
Credit contracts	Swap contracts	Notional amount	$4,840,000
	Swaptions contracts	Notional amount	$16,810,000
Equity contracts	Purchased options contracts	Number of contracts	7,063
	Written options contracts	Number of contracts	(1,748)
Interest rate contracts	Purchased options contracts	Number of contracts	1,601,939
	Written options contracts	Number of contracts	(688)
	Purchased interest rate cap options contracts	Notional amount	$195,000,000
	Swap contracts	Notional amount	$15,469,588
	Swaptions contracts	Notional amount	$100,000
	Futures contracts	Number of contracts	(7)
Volatility contracts	Purchased options contracts	Number of contracts	28
	Written options contracts	Number of contracts	(28)

Note 11 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Purchased interest rate cap options contracts, at fair value – asset	J.P. Morgan	$26,871	$-	$-	$26,871
Purchased swaptions contracts, at fair value – asset	J.P. Morgan	-	-	-	-
Unrealized depreciation on open swap contacts – liability payable	J.P. Morgan	2,132	-	(2,132)	-
Unrealized depreciation on open swap contacts – liability payable	Bank of Nova Scotia	45,989	-	(45,989)	-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Line of Credit
The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted subject to the Funds’ investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. Interest expense for the year ended April 30, 2016 is disclosed in the Statement of Operations. During the year ended April 30, 2016, the Fund’s average borrowing for the 24 days was $7,541,666.67, which had a maximum outstanding balance of $12,500,000 and an average borrowing rate of 2.19%. There was no line of credit payable balance in the Fund at April 30, 2016.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2016

Note 14 - Recently Issued Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 15 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Investment Managers Series Trust and
the Shareholders of Palmer Square Absolute Return Fund

We have audited the accompanying statement of assets and liabilities of the Palmer Square Absolute Return Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of April 30, 2016, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period May 17, 2011 (commencement of operations) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian, brokers and agent banks or by other appropriate procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Palmer Square Absolute Return Fund as of April 30, 2016, and the results of its operations and cash flows for the year then ended, the statements of changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and for the period May 17, 2011 to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2016

Palmer Square Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the year ended April 30, 2016, 0.12% of dividends paid from net investment income, including short-term capital gains, (if any) for the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended April 30, 2016, 0.14% of dividends paid from net investment income, including short-term capital gains, (if any) for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	80	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	80	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	80	None.

Palmer Square Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	80	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	80	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) Chief Executive Officer and President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).

			N/A	N/A

Palmer Square Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili Ms. Dam, and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Palmer Square Absolute Return Fund
EXPENSE EXAMPLE
For the Six Months Ended April 30, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expenses Paid During Period* 11/1/15 – 4/30/16
Class I
Actual Performance	$1,000.00	$911.50	$11.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.77	$12.17

Class A
Actual Performance	$1,000.00	$910.10	$12.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.54	$13.40

*	Expenses are equal to the Fund’s annualized expense ratio of 2.43% and 2.68% for Class I and Class A, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

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Palmer Square Absolute Return Fund
A series of Investment Managers Series Trust

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Absolute Return Fund - Class I Shares	PSQIX	461418 451
Palmer Square Absolute Return Fund - Class A Shares	PSQAX	461418 469

Privacy Principles of the Palmer Square Absolute Return Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Absolute Return Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Palmer Square Absolute Return Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2016	FYE 04/30/2015
Audit Fees	$26,200	$31,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2016	FYE 04/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2016	FYE 04/30/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	07/08/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	07/08/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	07/08/2016